Exhibit 99.1

                               [GRAPHICS OMITTED]

                            SELIGMAN NEW TECHNOLOGIES
                                     FUND II

                                Quarterly Booklet

                                  DECEMBER 2002

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Seligman New Technologies Fund II is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.

The Seligman New Technologies Fund II is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please consult the offering prospectus.

Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results.

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

I.    PORTFOLIO MANAGER COMMENTARY

II.   TOP PRIVATE HOLDINGS PROFILES

III.  PERFORMANCE AND PORTFOLIO ANALYSIS

IV.   INVESTMENT GROUP


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                               -----------------

                               PORTFOLIO MANAGER

                                   COMMENTARY

                               -----------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

Manager Commentary
--------------------------------------------------------------------------------

Overview:

The economy is improving -- slowly, but improving nonetheless. The equity market, however, and especially the investing environment for technology companies, has not improved much over the malaise of the past few years. The much discussed pent-up corporate demand and gestating venture capital has yet to be released, and we foresee another year of caution by corporate consumers and investors. But, while 2003 may not be a banner year, any growth is welcomed, and, for the savvy investor, we believe there are opportunities to make productive investments in technology.

Public Market Analysis:

The view is clearer than it has been, but still not bright. Over the past two years, IT spending has become a larger and larger part of capital expenditure for large corporations, estimated currently to constitute nearly half of all US corporate capital spending. With corporate budgets tightening all around, it will be hard for IT spending to improve until the economic recovery becomes more tangible to the corporate bottom line. Near-term, we expect that most companies will meet or slightly exceed the conservative guidance that they gave in their third quarter 2002 conference calls, benefiting from end-of-the-year spending-down of corporate budgets. We are concerned about first quarter 2003, as we typically experience a seasonal pattern of slow spending this time of year. On top of that, we are concerned about the repercussions of a potential war with Iraq.

Looking out over the next 12 months, we expect Fortune 1000 companies' IT budgets to range from flat to up five percent. The bulk of that spending will likely come in the second half of 2003 -- when we hope the economic recovery has gained traction and there is some clarity on events in the Middle East. We expect this modest spending will focus mainly on large established vendors whose viability is not in question, and who can offer broad product lines and better pricing in volume. Corporate IT spenders are focusing on real return on investment, so tech projects, while not being abandoned, are shrinking. Overall, we expect very conservative spending throughout 2003.

Unlike past cycles, we don't see a "big driver" for this technology cycle. We see no reason for a PC upgrade cycle to drive growth in the markets, as budget conscious corporations are looking to extend the life of their current PC installed base for as long as they can. Cell phones, another past driver to IT spending, are offering bells-and-whistles, but no real improvement in functionality. The Internet, which led tech in '99 and 2000 spending, has virtually disappeared as a driving force. The absence of a major driver, combined with weak IT spending, will, we believe, put 2003, year-over-year, only slightly ahead of 2002. We believe the sector will grow, but only very modestly.

With that in mind, we've transitioned the portfolio to focus on companies that may be able to thrive in this type of market. This means focusing on more mid- and large-cap companies with better financials, stronger balance sheets, and broader product lines.

We will continue our focus on Software and IT Services. In Software, we like companies that have initiated strong product cycles that will last for more than a couple quarters and return extended benefits. We believe Security Software companies are well positioned, as many Fortune 1000 companies still do not have strong security systems up and in place. We are also focusing on software companies that have low average selling prices and high return on investments. Good examples of this are business intelligence tools and add on modules to enterpise resource planning (ERP) systems. We think the ERP vendors in general should do well in this environment. Within IT Services, we like processing companies, because, in general, we believe they have good visibility on revenue growth, earnings growth, and cash flows. We are focusing on processing services companies with strong market positions and, therefore, good predictability to their businesses.

We remain negative on Semiconductors and Semiconductor Capital Equipment. Besides lingering over-capacity, we see no improvement in end-market demand. We are still cautious about Communications Equipment. We have, however, become somewhat more positive on the Wireline Equipment space. While we don't predict the spending on Wireline Equipment to increase, we do expect to see less of a decline in 2003 budgets relative to the past few years, which points towards improved stabilization in the industry. In terms of hardware, we're still very positive on the printer business. It's a classic "razor and blade" business -- the blades being the printer consumables. Many of these companies continue to do well and have held up in difficult economic times.

We are starting to see more merger and acquisition activity, especially in the Software sector. We believe this indicates that the management teams of many public software companies feel better about the stability of their businesses. Many of them have cash to spend, and they're looking for quality assets, i.e., forward looking technology.


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

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

Manager Commentary (cont'd)
--------------------------------------------------------------------------------

Private Market Analysis:

The extremely difficult environment for technology vendors as a whole has proven even more challenging for private tech companies. With the IPO market for technology companies moribund now for over a year, it has been extremely difficult for private companies to raise needed equity capital from either public or private sources. As a result, enterprise customers have had justifiable concerns about the financial viability of many private companies, giving them yet another reason to seek out large, stable, public tech vendors. In a case of Catch-22, this makes it even harder for private companies to demonstrate the kind of growth required by IPO investors, further undermining their access to capital.

The story could be very different if we were in a normal IPO environment. A market more hospitable to public offerings would likely spur venture investors to become bolder in backing promising tech companies at all stages, although not excessively bold given still-fresh memories of the late 1990s. In turn, if private companies become better capitalized and customers observe that capital shortfalls are more quickly and easily filled by new investment, then private companies with compelling intellectual property could once again be able to compete for business with their public peers on a relatively level playing field. Such companies will then be able to grow at a pace commensurate with their merits which would accelerate their ability to provide liquidity for their investors.

In a normally functioning market, skillful management should be able to sell differentiated and useful products to large customers. These customers' implied endorsements, together with the inherent superiority of the product, should make the companies attractive to private and then public investors or strategic acquirers. Knowing this, large companies would take assurance that their buying decisions will help put their vendors on a sound financial footing.

For the last five years, however, our industry has not experienced a normally functioning market. First, many companies went public too soon at valuations unconnected to the practical value of their reasonably expected future cash flows. Now, few tech companies are able to go public at any stage or valuation.

On behalf of our Funds, our shareholders, and our portfolio companies, we look forward to the return of a normal market. We do not believe, however, that IPOs will resume their normal pace until fundamentals stabilize and begin to improve across the broad technology industry. Despite the trading-driven upward moves in stock prices late in 2002, fundamentals still have a way to go. Although our conversations with vendors, customers, and analysts offer some reasons for optimism regarding the second half of 2003, we and our private portfolio companies must avoid putting too much store in that optimism. Planning for the worst, we continue to back only those companies that we believe will be fully funded even without significant industry recovery. And we are counseling all of our private companies to protect their cash reserves with a discipline approaching fanaticism.

Outlook:

In summary, in 2003 there will be no panacea, no quick return to a normally functioning, healthy tech market. We believe, however, that technology will recapture its place among the industries that power American prosperity. The road back will have its continued difficulties, but we will stick to our disciplined approach and long-term view. On the public side, we will seek to identify companies that can prosper during this slow-growth period and even emerge stronger as the markets more fully recover. In our private portfolio, we will stand by the companies that can remain fully funded and protect their assets until better times prevail and their innovation and creativity can again be rewarded by the marketplace.

Venture Capital Pricing Policy

J. & W. Seligman & Co. Incorporated (the "Manager") will change the fair value of a security in the portfolio based on an analysis of the information available to it. In particular, in determining fair value, the Manager places great emphasis on the financial and business condition of the venture capital companies relative to their respective business plans. In addition to changes resulting from analysis of the venture capital company's success in meeting its model, the Manager will review the fair value of a security when the Manager becomes aware of new information (whether internal or external to the venture capital company) affecting the venture capital company's ability to generate shareholder value.


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

                                -----------------

                                   Top Private

                                Holdings Profiles

                                -----------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

Top 10 Private Holdings (as of 12/31/02)
--------------------------------------------------------------------------------

TruSecure Corp.
--------------------------------------------------------------------------------
Headquarters: Herndon, VA
Founded: 1989
www.trusecure.com
Industry/Sector: Digital Enabling Technologies
--------------------------------------------------------------------------------

Company Description:

      TruSecure is a leading Managed Security Services Provider (MSSP), offering a fully integrated, enterprise risk management service. TruSecure's blend of proactive risk reduction with real-time security management, monitoring and response assures continuous security of critical business information assets. TruSecure Certification has become a globally recognized symbol of commitment to effective security in an interconnected economy. Additionally, TruSecure owns the independently operated ICSA Labs(R) and Information Security(R) magazine.

iolon, Inc.
--------------------------------------------------------------------------------
Headquarters: San Jose, CA
Founded: 2000
www.iolon.com
Industry/Sector: Broadband and Fiber Optics
--------------------------------------------------------------------------------

Company Description:

      iolon delivers high performance, tunable optical devices for intelligent optical networks. The company has introduced the award-winning Apollo(TM) line of high-powered, widely tunable lasers available in 10mW and 20mW output power in both the C- and L-Bands. iolon's Apollo lasers provide performance, reliability and flexibility, powering intelligent optical networks. Based on patented MEMS (micro electro mechanical systems), micro-optics and advanced servo control technologies, iolon's platform technology is extensible to future tunable product lines, including tunable filters, optical switches, polarization controllers and universal transponders.

MarketSoft Corporation
--------------------------------------------------------------------------------
Headquarters: Lexington, MA
Founded: 1998
www.marketsoft.com
Industry/Sector: Digital Enabling Technologies
--------------------------------------------------------------------------------

Company Description:

      MarketSoft provides Marketing Process Management software that drives new sources of revenue by connecting marketing activity with sales results. MarketSoft offers vertical industry solutions focused on specific revenue opportunities, such as cross sell, agent-driven marketing and partner loyalty. These solutions originate from in-depth customer research of the most challenging business problems that plague executives. MarketSoft identifies and researches these problems and then builds solutions from the ground up. These solutions are built on an innovative distributed architecture specifically designed for the extended enterprise.

      Solutions

      Cross-Sell Hub For Financial Services

      MarketSoft offers an end-to-end solution that connects people, processes and channels across the extended enterprise to increase cross-sell conversion rates. The solution maximizes the cross-sell potential from existing customers, leverages the selling opportunity across delivery channels, and helps make CRM strategies pay off. Created especially for large financial services organizations confronted with multiple business lines, sales forces, and channels all competing for the same customer's share of wallet, it provides a systematic way to capitalize on cross-business referrals and systematically convert them to revenue.

      Agent-Driven Marketing for Insurance

      MarketSoft introduced Agent-Driven Marketing to boost sales by improving wholesaler productivity and supplying the independent channel with a steady supply of high-quality sales leads.

      Partner Loyalty for Technology

      MarketSoft pioneered this solution to help channel-intensive industries increase partner loyalty and maximize the revenue potential from all channels.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SELIGMAN NEW TECHNOLOGIES FUND II
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GMP Companies, Inc.
--------------------------------------------------------------------------------
Headquarters: Fort Lauderdale, FL
Founded: 1999
www.gmpcompanies.com
Industry/Sector: Other -- Medical Technologies
--------------------------------------------------------------------------------

IPO Offering Status: December 20th, 2002 - Company withdrew its registration for a proposed IPO. The company has determined that it does not wish to pursue its initial public offering at this time due to market conditions.

Company Description:

      GMP Companies, Inc. is a global healthcare company that seeks to acquire, develop and commercialize medical technologies. These technologies are typically licensed from academic medical centers, individual inventors, research institutions and partner companies. The Company has established 14 business units with products and technologies in various stages of development and commercialization in the fields of therapeutics, diagnostics and devices relating to the care of patients with medical conditions including glaucoma, diabetes mellitus, genetic disorders, cardiovascular diseases and neurological disorders.

      The Company has established a fully integrated infrastructure that offers each business unit a direct connection to resources and expertise that spans medicine, science, engineering, law, business and more. The Company's approach reduces the organizational, administrative and financial burdens on individual business units, freeing innovators to concentrate on their research activities. Using a "research bench to patient" approach attempts to ensure that every aspect of the process is shepherded by experts in each functional area, which the Company believes increases the probability of success.

Kintana, Inc.
--------------------------------------------------------------------------------
Headquarters: Sunnyvale, CA
Founded: 1995
www.kintana.com
Industry/Sector: Digital Enabling Technologies
--------------------------------------------------------------------------------

Company Description:

      Kintana is an enterprise software company completely focused on enabling CIOs to execute on their top 3 issues: cost reduction, business/IT alignment and service delivery.

      Providing a Dashboard view across all activities, and specifically targeted for key IT processes such as Demand Management, Portfolio Management, Program Management Office, and Enterprise Change Management, Kintana enforces IT "best practice" processes end-to-end, with easy to configure drag-and-drop workflows; captures demand and aligns IT execution with business strategies to focus resources on the most important projects and kill the "off strategy" projects; integrates with many point tools already in use. This leverages existing investments in people and technology for faster implementation and less disruption; and actually performs much of the work, automating most of today's manual steps.

      Kintana believes that IT - and its internal customers, whose effective collaboration is essential to success - need their own enterprise software application, optimized for the unique processes and business practices of IT. Kintana provides just such an application. It is called Technology Chain Management (TCM). Think of TCM as "shoes for the cobbler's children." IT has helped other parts of the enterprise put on their "running shoes," - by implementing enterprise applications such as Enterprise Resource Planning (ERP) and Customer Relationship Management
      (CRM). These applications helped Finance and Sales manage themselves in a new and better way: automating their key business processes, gaining top-to-bottom visibility into their activities, improving internal and external responsiveness, and achieving significant productivity gains. As a result, these functions are better positioned than IT to respond to today's increasing business pressure.

far blue Plc
--------------------------------------------------------------------------------
Headquarters: London, United Kingdom
Founded: 2000
www.farblue.com
Industry/Sector: Fund of Funds
--------------------------------------------------------------------------------

Company Description:

      A technology investment, management, and advisory group that commercializes fundamental intellectual property and invests in companies with growth potential based on enabling technologies. Far blue seeks to establish or acquire companies within its fields of core competence that it can build and grow, both organically and through acquisition. The far blue investment arms channels capital into early-stage technology companies. Preferred emerging technology areas where far blue has the greatest expertise, include: data storage and transmission; networks; optoelectronics; telecoms; wireless and internet infrastructure; and imaging and displays. far blue also has an active corporate finance advisory arm, offering services to growth and IP rich companies.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SELIGMAN NEW TECHNOLOGIES FUND II
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Vividence Corporation
--------------------------------------------------------------------------------
Headquarters: San Mateo, CA
Founded: 1998
www.vividence.com
Industry/Sector: Digital Enabling Technologies
--------------------------------------------------------------------------------

Company Description:

      Vividence is a leading provider of Customer Experience Management products and services. Their flagship product, the Vividence XMS Suite(TM), is a collection of hosted software applications, research and customer panels that enable the customer-driven enterprise to capture and interpret the behavior, thoughts and attitudes of their customers on the Web, surfacing key customer insights. Vividence eXpress is their self-service solution, which allows customers to conduct targeted website research quickly using smaller groups of panelists. Vividence enables their clients to transform these insights into action, yielding improved customer experience and enhanced profitability.

      Vividence's customer experience evaluation methodology intercepts live users or sends actual or target customers to any Web site and then collects qualitative, quantitative and behavioral data as users pursue actual tasks in a natural environment, such as their own homes or offices.

      Vividence XMS uncovers customer insights that inform decision-making and improve business metrics across the enterprise. From marketing to customer support to product development, businesses use Vividence to improve the effectiveness of Web initiatives throughout their organizations. Whether realized by improving transaction success, reducing customer support costs, enhancing site usability or refining lead generation, better online customer experience leads to enhanced profitability.

Adexa, Inc.
--------------------------------------------------------------------------------
Headquarters: Los Angeles, CA
Founded: 1994
www.adexa.com
Industry/Sector: Enterprise Business Infrastructure
--------------------------------------------------------------------------------

Company Description:

      Founded in 1994, Adexa delivers solutions that synchronize corporate planning with operations planning and execution, to ensure assets are utilized to achieve strategic objectives. Adexa helps companies reduce the cost of goods sold, shorten lead-times for orders and reduce inventory costs through improved supply chain collaboration and management. Adexa is the only software vendor that offers an enterprise global planning system
      (eGPS). This modular set of solutions allows companies to constantly develop, adapt, collaborate and optimize financial, operational, and supply chain plans in real-time by identifying and aligning financial strategies with operational execution for best-in-class operations. eGPS analyzes and benchmarks enterprise performance against competitors, at a fine level of detail, to set attainable objectives that deliver the greatest return on assets. eGPS aggregates supply and demand information, measured against material and capacity constraints, for the rapid development of integrated, accurate and flexible planning and execution scenarios.

Asia Internet Capital Ventures, L.P.
--------------------------------------------------------------------------------
Headquarters: Hong Kong, China
Founded: 1999
Industry/Sector: Fund of Funds
--------------------------------------------------------------------------------

Company Description:

      Asia Internet Capital Ventures LP ("AICV") is a venture capital fund organized under Delaware law. AICV's limited partners are mostly individuals who are founders of successful software, computer and fiber optics companies in the U.S with market capitalization ranging between US$1.2 billion and US$350 billion. AICV's main investment foci are eLogistics, Multimedia, Technology and financial services.

      eC.com Inc. ("eC.com") is the general partner of AICV. It was established in September 1999 and is a leading investment company focusing in eLogistics, Multimedia, Technology and financial services in Asia. The professionals at eC.com believe that the future of the Greater China Region (China, Taiwan and Hong Kong) will be positive, especially if one takes into account the long-term growth opportunities associated with China's entry to the WTO.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SELIGMAN NEW TECHNOLOGIES FUND II
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Blue Pumpkin Software, Inc.
--------------------------------------------------------------------------------
Headquarters: Sunnyvale, CA
Founded: 1997
www.bluepumpkin.com
Industry/Sector: Digital Enabling Technologies
--------------------------------------------------------------------------------

Company Description:

      Blue Pumpkin is a leader in workforce optimization, a market quickly gaining momentum and enabling businesses to leverage their most critical resource: their people. Blue Pumpkin solves the urgent needs of more efficiently deploying resources and effectively managing employee performance - significantly impacting customer service, loyalty and profitability.

      The Blue Pumpkin Workforce Optimization Suite applications form a closed-loop system and include Planner, Director-Enterprise, Activity Manager, Advisor and other products. Professional services implement best practices and manage change to build the right processes and fully leverage technology solutions. As the first in its category to offer extensive services in addition to applications and customer support, Blue Pumpkin helps people and businesses successfully execute on their goals.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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

                               ------------------

                                PERFORMANCE AND

                               PORTFOLIO ANALYSIS

                               ------------------

SELIGMAN NEW TECHNOLOGIES FUND II

Performance & Portfolio Analysis (12/31/02)

------------------------
New Technologies Fund II  Inception Date: 06/22/2000
--------------------------------------------------------------------------------

-----------------
Portfolio Returns                                   Goldman         Goldman
-----------------                       Fund         Sachs           Sachs
                                    Performance    Tech Index   Blended Index(1)
--------------------------------------------------------------------------------
Cumulative Total Return Since
Inception                             -85.9%         -75.2%         -82.9%
--------------------------------------------------------------------------------
Average Annual Return Since
Inception                             -54.0%         -42.4%         -50.3%
--------------------------------------------------------------------------------
One Year Total Return                 -68.2%         -40.3%         -44.0%
--------------------------------------------------------------------------------

--------------------------
Sector Analysis (% of NAV)
--------------------------
                                        Public       Private         Total
--------------------------------------------------------------------------------
Broadband and Fiber Optics              2.6%           6.5%           9.1%
--------------------------------------------------------------------------------
Digital Enabling Technologies           6.6%          15.9%          22.5%
--------------------------------------------------------------------------------
Enterprise Business Infrastructure     22.0%           2.1%          24.1%
--------------------------------------------------------------------------------
Internet Business-to-Consumer           0.8%           0.0%           0.8%
--------------------------------------------------------------------------------
Wireless                                0.9%           0.8%           1.7%
--------------------------------------------------------------------------------
Other                                  34.6%           7.2%          41.8%
--------------------------------------------------------------------------------
Total                                  67.5%          32.5%         100.0%
--------------------------------------------------------------------------------

Top Holdings
--------------------------------------------------------------------------------

----------------------
Top 10 Public Holdings
----------------------
(Represents 21.9% of Net Assets)
----------------------------------------
Symantec
----------------------------------------
Synopsys
----------------------------------------
Microsoft
----------------------------------------
Lexmark
----------------------------------------
Concord EFS
----------------------------------------
SunGard Data Systems
----------------------------------------
Cisco
----------------------------------------
CSG Systems International
----------------------------------------
Dell Computer
----------------------------------------
Affiliated Computer
----------------------------------------

----------------------------------------
Top 10 Private Holdings
----------------------------------------
(Represents 26.8% of Net Assets)
----------------------------------------
TruSecure Corporation
----------------------------------------
iolon, Inc.
----------------------------------------
MarketSoft Corporation
----------------------------------------
GMP Companies
----------------------------------------
Kintana, Inc.
----------------------------------------
far blue Plc
----------------------------------------
Vividence Corporation
----------------------------------------
Adexa, Inc.
----------------------------------------
Asia Internet Capital Ventures, L.P.
----------------------------------------
Blue Pumpkin

-------------------------------
Venture Capital Advance/Decline
Information(2)
-------------------------------
Since 9/30/02                 # of Co's
----------------------------------------
Advancing Issues                  7
----------------------------------------
Declining Issues                 16
----------------------------------------
Active Investments(3)            35
----------------------------------------

--------------------------------
Venture Capital Liquidity Events
--------------------------------
Completed IPOs Since Inception    2
----------------------------------------
Companies Acquired by
Third Party Since Inception       4
----------------------------------------
Companies Currently in
SEC Registration                  0
----------------------------------------
Total Private Investments
Since Inception                  44
----------------------------------------
Failed Investments(4)            11
----------------------------------------

----------------------------------------
Venture Capital Private Funding Analysis                   Percent of Net Assets
--------------------------------------------------------------------------------
Private Securities                                                  32.5%
   Private Securities Funded to Break-Even(5)                       23.2%
   Private Securities Subject to Financing Risk(6)                   9.3%
--------------------------------------------------------------------------------
Average Months Remaining Cash for Operations
(for Private Securities Subject to Financing Risk)                   5.4
--------------------------------------------------------------------------------

See footnotes on page 13. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 13 of this Quarterly Booklet.


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SELIGMAN NEW TECHNOLOGIES FUND II
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Footnotes
--------------------------------------------------------------------------------

Past performance is no guarantee of future results.

Returns for the Fund assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value and with the effect of the initial 5.2% maximum sales charge. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. In addition, an investment in the Fund involves investment risks, including the possible loss of principal.

For more information, including a Private Placing Memorandum that contains information about fees, expenses and risks, please contact your financial advisor. An investment in the Fund may only be made on the basis of a Private Placing Memorandum.

The Fund is actively managed and its respective holdings are subject to change.

The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's Private Placing Memorandum for more information about risk.

Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

(1) The Goldman Sachs "Blended" Index is an index created by J. & W. Seligman & Co. Incorporated ("Seligman"), the Funds' manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol:
      GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Funds primarily invest. The Funds' holdings, however, are not evenly weighted among these four sectors, and the weightings of the holdings of either or both Funds may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Funds are actively managed and their holdings are subject to change.

(2) An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

(3) Includes companies that are funded to break-even (see footnote 5), not funded to break-even, failed investments that have not declared bankruptcy (see footnote 4), fund of fund investments, and public holdings originated from private investments.

(4) Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

(5) Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach break-even/profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

(6) Those companies that, in the opinion of the Seligman, do not currently have sufficient capital to reach break-even.

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Fund is closed to new investment. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.



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                                INVESTMENT GROUP

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

SELIGMAN NEW TECHNOLOGIES FUND II
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An Impressive Lineup of Talent and Experience
--------------------------------------------------------------------------------

[PHOTO]

Thomas Hirschfeld

Managing Director (New York)

Joined Seligman: 2001

Investment Experience: 14 years

Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II. Heads Seligman's Venture Capital effort.

Prior Experience:

General Partner, Patricof & Co. Ventures. Vice President, Investment Banking at Salomon Brothers, Assistant to the Mayor of New York City.

Education:

BA (Classics) - Harvard;

MA (Economics, Politics) - Oxford

Private Industry Coverage:

Software (Mainframe/ Platform/ Utilities, Applications/ Security)

[PHOTO]

Richard M. Parower, CFA

Senior Vice President (New York)

Joined Seligman: 2000

Investment/Industry Experience: 9 years

Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II.

Also co-manages Seligman Global Technology Fund.

Prior Experience:

Senior Analyst covering Global IT at Citibank Global Asset Management, Senior Analyst with Montgomery Asset Management. Securities Analyst with GT Capital Management and Cowen Asset Management.

Education:

BA (Economics) - Washington University;

MBA (Finance/International Business) - Columbia

Public Industry Coverage:

Software (Applications & Security), Technology Services (IT Services/ Consulting/Data Processing)

[PHOTO]

Greg Cote

Vice President/ CFO - Venture Capital Investments (California)

Joined Seligman: 1999

Investment Experience: 11 years

Prior Experience:

Vice President, Venture Bank (div. of PNC). High-tech loan group, Comerica, CFO, Microsystems Development Corp.

Education:

BS (Economics) - University of Michigan;

MBA (Marketing) summa cum laude - UCLA

Private Industry Coverage:

Software, Wireless

[PHOTO]

Vishal Saluja

Senior Vice President (California)

Joined Seligman: 2000

Investment/Industry Experience: 11 years

Prior Experience:

Vice President, focusing on late-stage venture capital technology investments, Franklin Templeton Group. Engagement Manager focusing on financial services industry at McKinsey & Co.

Education:

BS (Finance) summa cum laude / BAS (Applied Science) - University of Pennsylvania/Wharton and School of Engineering;

MBA - Stanford

Private Industry Coverage:

Networking, Wireline Equipment

Public Industry Coverage:

Wireline Equipment, Electronic Design Software, Semiconductors (Communications
ICs)


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SELIGMAN NEW TECHNOLOGIES FUND II
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An Impressive Lineup of Talent and Experience
--------------------------------------------------------------------------------

[PHOTO]

Ajay Diwan

Senior Vice President (California)

Joined Seligman: 2001

Investment Experience: 13 years

Prior Experience:

Senior analyst covering data networking, optical, and wireless industries at Goldman Sachs; analyst covering data networking at PaineWebber.

Education:

BS (Electrical Engineering and Applied Physics) - Case Western Reserve;

MBA (Finance) - Columbia

Private Industry Coverage:

Networking, Wireline Equipment, Data Storage, Semiconductor Capital Equipment

Public Industry Coverage:

Networking, Wireless and Wireline Equipment, Data Storage, Semiconductor Capital Equipment

[PHOTO]

Lauren Wu

Assistant Vice President (California)

Joined Seligman: 2001

Investment Experience: 5 years

Prior Experience:

Associate, Wasserstein Ventures. Associate, Financial Sponsors Investment Banking at Merrill Lynch. Business Analyst at McKinsey & Co.

Education:

BS (Industrial Engineering Wilson Medal Scholar) - University of Toronto;

MBA (Financial Management) - MIT/Sloan

Private Industry Coverage:

Generalist

[PHOTO]

Sangeeth Peruri

Assistant Vice President (California)

Joined Seligman: 2000

Investment Experience:

3 years

Prior Experience:

Analyst, Technology Investment Banking group at Morgan Stanley.

Education:

BA (Economics) Phi Beta Kappa - Brown. Rotary Scholarship, Henry Martyn Institute in Hyderabad, India.

Private Industry Coverage:

Semiconductors, Computers and Peripherals, Networking, Wireline Equipment

Public Industry Coverage:

Semiconductors


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